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                       SUPPLEMENT DATED JUNE 22, 2010 TO

              PROSPECTUS DATED MAY 1, 2007 (AS SUPPLEMENTED) FOR

    FLEXIBLE PREMIUM SINGLE LIFE AND JOINT AND LAST SURVIVOR VARIABLE LIFE
                              INSURANCE POLICIES

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VL SEPARATE ACCOUNT 1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE LIFE PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

On June 1, 2010, certain portfolios of the Van Kampen Life Insurance Trust were merged into shell portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). As a result of the foregoing:

    1. All references to the Van Kampen Life Investment Trust in your variable life prospectus are deemed to refer to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

    2. All references to the Capital Growth Portfolio and the Comstock Portfolio of the Van Kampen Life Insurance Trust in your variable life prospectus are deemed to refer to the Invesco Van Kampen V.I. Capital Growth Fund and the Invesco Van Kampen V.I. Comstock Fund, respectively.

    3. All references to Van Kampen Asset Management in your variable life prospectus are deemed to refer to Invesco Advisers, Inc.

    4. The investment objective of the Invesco Van Kampen V.I. Capital Growth Fund is "seeks capital growth."

18456NY SUPPC 06/22/10